BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: April 1, 2021 04:12 PM Pacific Time

Incorporation Number: **BC1287773**

Recognition Date and Time: Incorporated on February 5, 2021 11:32 AM Pacific Time

NOTICE OF ARTICLES

Name of Company:

ARRAS MINERALS CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:
SUITE 2600, THREE BENTALL CENTRE
595 BURRARD STREET, P.O. BOX 49314
VANCOUVER BC V7X 1L3
CANADA

Delivery Address:
SUITE 2600, THREE BENTALL CENTRE
595 BURRARD STREET, P.O. BOX 49314
VANCOUVER BC V7X 1L3
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
SUITE 2600, THREE BENTALL CENTRE
595 BURRARD STREET, P.O. BOX 49314
VANCOUVER BC V7X 1L3
CANADA

Delivery Address:
SUITE 2600, THREE BENTALL CENTRE
595 BURRARD STREET, P.O. BOX 49314
VANCOUVER BC V7X 1L3
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Barry, Tim

Mailing Address:	**Delivery Address:**
SUITE 1610, 777 DUNSMUIR STREET VANCOUVER BC V7Y 1K4 CANADA	SUITE 1610, 777 DUNSMUIR STREET VANCOUVER BC V7Y 1K4 CANADA

Last Name, First Name, Middle Name:
Edgar, Brian D.

Mailing Address:	**Delivery Address:**
SUITE 1610, 777 DUNSMUIR STREET VANCOUVER BC V7Y 1K4 CANADA	SUITE 1610, 777 DUNSMUIR STREET VANCOUVER BC V7Y 1K4 CANADA

Last Name, First Name, Middle Name:
Carson, G. Wesley

Mailing Address:	**Delivery Address:**
SUITE 1610, 777 DUNSMUIR STREET VANCOUVER BC V7Y 1K4 CANADA	SUITE 1610, 777 DUNSMUIR STREET VANCOUVER BC V7Y 1K4 CANADA

Last Name, First Name, Middle Name:
Kunz, Daniel

Mailing Address:	**Delivery Address:**
SUITE 1610, 777 DUNSMUIR STREET VANCOUVER BC V7Y 1K4 CANADA	SUITE 1610, 777 DUNSMUIR STREET VANCOUVER BC V7Y 1K4 CANADA

Last Name, First Name, Middle Name:
McClintock, John

Mailing Address:	**Delivery Address:**
SUITE 1610, 777 DUNSMUIR STREET VANCOUVER BC V7Y 1K4 CANADA	SUITE 1610, 777 DUNSMUIR STREET VANCOUVER BC V7Y 1K4 CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached